First Financial Northwest, Inc.

unique. innovative. solutions.

November 2017

NASDAQ GS Symbol: FFNW

Joseph W. Kiley III — President & Chief Executive Officer

Richard P. Jacobson — Executive Vice President, Chief Financial Officer, and Chief Operations Officer

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.


unique
partner
innovative
connected
solutions
growth
unique. innovative. solutions.
First Financial
Northwest Bank

Company Highlights

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007 – NASDAQ Global Select Market: FFNW
- Revoked 10(l) election – became a Bank Holding Co. – 3/31/2015
- All time high stock price $21.29 – 2/1/17
- All time low stock price $3.25 – 11/30/10
- Closing stock price $16.62 – 11/1/17

Community Bank: First Financial Northwest Bank

- **Organized in 1923 as a state savings and loan association**
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- **Converted to a Washington State chartered commercial bank in February 2016**

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 & 1-405 corridors in Western Washington
- **Primary focus on North Pierce, King, and South Snohomish counties**

Contemporary/Innovative Offices and Efficient Operations

- De novo expansion with offices in Mill Creek, Edmonds, The Landing in Renton, Bellevue, and Coming Soon to The Junction in Bothell (Q1 2018)
- Acquired four strategically located branches from Opus Bank: Clearview, Smokey Point, Lake Stevens (Snohomish) and Woodinville (King) (Transaction closed 8/25/17)

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	5	30
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	4	29
Ronnie J. Clariza	SVP, Chief Risk Management Officer (FFNWB)	14	16
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	3	34
Simon Soh	SVP, Chief Credit and Lending Officer (FFNWB)	7	28

Over 27 Years Average Experience

Puget Sound Region



Arlington
Camano
Port Susan
Smokey Point
Tulalip Indian Reservation
North Marysville
Granite Falls
Tulalip
Marysville
Mount Pilchuck
Freeland
Lake Stevens
Everett
Ebey Island
Useless Bay
Snohomish
Mukilteo
Mill Creek
North Creek
Clearview
Monroe
Sultan
Gold Bar
Edmonds
Lynnwood
Kingston
Brier
Woodway
Port Madison I.R.
Bothell
Lake Forest Park
Woodinville
Duvall
Suquamish
Kingsgate
White
Puget Sound
Kirkland
Redmond
Carnation
Bainbridge Island
Seattle
Bellevue
Sammamish
Mercer Island
Fall City
Newcastle
Issaquah
Snoqualmie
Mount Si
Bryn Mawr
Tiger Mountain
North Bend
Riverton Heights
East Renton Highlands
Renton
Mirrormont
Riverbend
Tukwila
Vashon

- Current FFNWB Branch Locations
- Future FFNWB Branch Location
- Location of Former Opus Branches Acquired

Suburban Strategy – Surround Seattle and Bellevue Proper

Branch Experience

Technology Centered Branch Concept






First Financial
Northwest Bank


First Financial
Northwest Bank


First Financial
Northwest Bank
innovative
connected
unique
partner


City of
Edmonds
Washington
Arts & Culture Calendar


First Financial
Northwest Bank

Contemporary/Innovative Branches


Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
BaZing
Life is More Than Banking
Let's Get Social
50
Google Maps
City of Mill Creek
Mill Creek Business Association
First Financial Northwest Bank
Touch the Screen to Learn More

Close up of wall iTouch screen


innovative



72% of Millennials use mobile devices for banking

vs.

50% - Gen X
19% - Boomers

but . . .

63% of Millennials use branches

vs.

68% - Gen X
69% - Boomers*

*Source: Wall Street Journal 5/31/2016

Best Branch Experience Award



First Financial Northwest Bank, Best Branch Experience (small/medium bank)*

The Best in Bank Customer Experience Awards honor innovative, consumer-focused financial institutions and fintech providers whose branches and technologies are heightening the customer experience

"This branch projects warmth and a welcoming, community orientation. It features a pleasant open layout, with well-defined spaces, thoughtfully integrated technology balanced with human interaction."

"Tech bars and a virtual brochure add futuristic touch to the bank branch."

*Presented by Networld Media Group at the Bank Customer Experience Summit, September 19, 2017.

Local Economy

Drivers of the U.S. Economy - Tech


BIG TECH
FACEBOOK (FB)
153.02 0.56 (0.37%)
AMAZON.COM (AMZN)
946.00 2.23 (-0.24%)
MICROSOFT (MSFT)
69.61 0.19 (0.28%)
ALPHABET INC (GOOGL)
932.86 0.04
APPLE (AAPL)
147.38 0.80 (0.55%)

* 5/2/2017 AM

Puget Sound Region Tenants

"Big Tech" Presence in the Region

Company		Office and Industrial Space Occupied [1]
BOEING		15.85 million square feet
Microsoft	⇦	14.7 million square feet
amazon	⇦	12.19 million square feet [2]
NORDSTROM		1.27 million square feet
		1.26 million square feet [3]
Google	⇦	1.23 million square feet
T		889,033 square feet
facebook	⇦	828,609 square feet
expedia inc.		528,232 square feet

Source: Puget Sound Business Journal, July 7, 2017
(1) Includes owned and leased property in the Puget Sound region
(2) In addition to its warehouse space, Amazon.com is poised to occupy 12 million square feet of office space in the Puget Sound region by 2022; it currently occupies about 8.8 million square feet of office space.
(3) Some sources put Starbucks' footprint as large as 1.35 million square feet.

Will We See More Spinoffs…From Amazon?

Amazon estimated to employ 300K by end of 2017



23,300 Collective Employees From These 6 Microsoft Spin-Off's
Zillow
INRIX
INTELLECTUAL VENTURES
BILL & MELINDA GATES foundation
VALVE
Expedia
Worldwide Employee Count
300,000
250,000
200,000
150,000
100,000
50,000
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Microsoft
Amazon.com

Source: Windermere Economics

Boeing Renton Represents 78% of Backlog

		Total Unfilled Orders Through September 2017	**5,659**
Model Series	**Orders**	**Deliveries**	**Unfilled**
737 MAX	3,902	30	3,872
NEXT-GENERATION 737 (-700, -800, -800A, 900ER)	6,827	6,272	555
Boeing Business Jets (BBJ, BBJ2)	144	140	4
		Total Unfilled Orders for 737 Model Series	**4,431**

The 737…One of the Most Successful Aircraft in the History of Aviation

Every 1.9 Seconds, A 737 Lands or Takes Off Somewhere Around the World

About 30% of World's Fleet of Commercial Jetliners Are Produced in Renton

Source: Boeing

Current Performance Metrics


737 MAX FIRST FLIGHT

January 29, 2016

Key Financial Ratios

Current Branch Expansion is Temporarily Driving Increased Costs

	At or For the Quarter Ended				
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016
Performance Ratios:					
Return on assets	**0.66%**	0.70%	0.91%	1.12%	1.00%
Return on equity	**5.13**	5.22	6.76	8.58	6.39
Equity-to-assets ratio	**12.10**	13.27	13.37	13.31	14.06
Interest rate spread	**3.38**	3.47	3.51	3.53	3.51
Net interest margin	**3.53**	3.60	3.64	3.65	3.64
Efficiency ratio	**67.64**	70.27	64.57	57.96	54.69
Noninterest expense/average total assets	**2.42**	2.57	2.35	2.17	2.01
Capital Ratios: (1)					
Tier 1 leverage ratio	**10.80%**	11.46%	11.57%	11.17%	11.37%
Total capital ratio	**14.19**	15.20	15.64	15.61	14.38
Asset Quality Ratios: (2)					
Nonperforming assets/total assets	**0.17%**	0.22%	0.27%	0.31%	0.32%
ALLL as a percent of total loans	**1.28**	1.29	1.31	1.32	1.28
ALLL as a percent of nonperforming loans	**6,545.95**	1,935.68	1,853.49	1,276.34	1,025.72

(1) Capital ratios are for First Financial Northwest Bank only.
(2) Loans are reported net of undisbursed funds.

Consolidated Income and Total Assets

Quarter Ended (Dollars in thousands)

	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016
Net interest income	**$ 9,375**	$ 8,997	$ 8,862	$ 9,304	$ 8,934
Provision (recapture of provision) for loan losses	**500**	100	200	(100)	900
Net interest income after provision	**8,875**	8,897	8,662	9,404	8,034
Total noninterest income	**731**	731	535	790	673
Total noninterest expense	**6,836**	6,836	6,068	5,850	5,254
Income before federal income tax provision	**2,770**	2,792	3,129	4,344	3,453
Federal income tax provision	**909**	924	785	1,323	847
Net income	**$ 1,861**	$ 1,868	$ 2,344	$ 3,021	$ 2,606
Total assets	**$ 1,163,578**	$1,081,708	$1,060,520	$1,037,584	$1,074,698

Improving Net Interest Income

Total Loan Portfolio

(in millions)

Net Loans Receivable Increased $85.9M to $931.9M from September 30, 2016


Net CRE Concentration 478.9% of Adjusted Capital*
Business & Consumer
$31.5M
3%
1-4 Family
$266.4M
26%
Construction
$244.7M
23%
Multifamily
$173.7M
17%
CRE
$320.4M
31%
1-4 Family
Multifamily
CRE
Construction
Business & Consumer

*Bank only at September 30, 2017

Yields

Total Asset Yields Improving



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.36%
5.21%
5.23%
5.19%
5.11%
5.15%
5.00%
4.92%
4.92%
4.93%
4.91%
4.95%
4.34%
4.13%
4.16%
4.12%
4.10%
4.25%
4.39%
4.42%
4.47%
4.52%
4.54%
4.51%
1.78%
1.73%
1.71%
1.87%
2.02%
2.10%
2.27%
2.36%
2.49%
2.66%
2.69%
2.59%
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Yield on Loans
Total Yield
Yield on Securities

Composition of Deposits

(in millions, excludes Bank-Owned and Brokered Deposits*)

Impact of New Branches – Growth in Core Deposits



9/30/2015
Checking $47.3M 7.9%
Savings $26.9M 4.5%
CDs $330.1M 55.1%
MMAs $194.6M 32.5%
Total Deposit Base: $598.9M
9/30/2016
Checking $48.9M 7.9%
Savings $28.9M 4.7%
CDs $350.5M 56.8%
MMAs $188.3M 30.5%
Total Deposit Base: $616.6M
9/30/2017
Checking $79.2M 10.7%
Savings $29.4M 4.0%
CDs $346.1M 46.8%
MMAs $285.5M 38.6%
Total Deposit Base: $740.2M

* Brokered Deposits were $75.5 million at 9/30/17 and 9/30/16, and $66.1 million at 9/30/15.

Average Cost of Funds



Rising Cost of Funds Due Primarily To Increases in FHLB Borrowing Rates
1.50%
1.45%
1.40%
1.35%
1.30%
1.25%
1.20%
1.15%
1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
0.80%
0.75%
0.70%
0.65%
0.60%
0.55%
0.50%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
0.95%
0.91%
0.86%
0.84%
0.86%
0.88%
0.87%
0.87%
0.89%
0.91%
0.88%
0.88%
0.91%
0.97%
1.03%
1.08%
0.96%
0.92%
0.85%
0.81%
0.84%
0.86%
0.85%
0.85%
0.87%
0.90%
0.87%
0.91%
0.93%
0.95%
0.98%
1.00%
0.83%
0.86%
0.89%
0.95%
0.95%
0.95%
0.95%
0.95%
0.97%
0.98%
0.89%
0.79%
0.83%
1.05%
1.24%
1.40%
Total COF
Deposit COF
FHLB Advances COF

Efficient Operations



Current Branch Expansion is Temporarily Driving Rising Costs
80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
52%
56%
57%
54%
58%
56%
62%
66%
66%
70%
68%
55%
58%
65%
70%
68%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
2.06%
2.22%
2.17%
2.41%
2.53%
2.01%
2.17%
2.35%
2.57%
2.42%
Q2 2017 FDIC
Noninterest Expense
to Average Assets*
(WA median %)
2.95%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Efficiency Ratio (left scale)
Noninterest Expense/Average Assets (right scale)

* Source: FDIC State Profile, Second Quarter 2017 - Washington

Interest Rate Risk

Interest Rate Risk Modeling Results

September 30, 2016

From Liability Sensitive…

Net Interest Income Change at September 30, 2016*

Basis Point Change in Rates	Net Interest Income		% Change
	(Dollars in thousands)		
+300	$	31,389	-9.81%
+200	$	32,553	-6.46%
+100	$	33,734	-3.07%
Base	$	34,802	—
-100	$	35,465	1.91%

*This table illustrates the estimated change in our net interest income over the next 12 months from September 30, 2016, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that we might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events, but is used as a tool for measuring potential risk. For additional information, including the various assumptions used in this modeling, see the Form 10-Q for the quarter ended September 30, 2016. In an effort to protect against rising interest rates, we entered into an interest rate swap agreement in the fourth quarter of 2016. Refer to our 2016 Form 10-K for details.

Interest Rate Risk Modeling Results

June 30, 2017

…To Essentially Neutral in Nine Months

Net Interest Income Change at June 30, 2017*

Basis Point Change in Rates	Net Interest Income		% Change
	(Dollars in thousands)		
+300	$	34,345	-1.65%
+200	$	34,553	-1.06%
+100	$	34,817	-0.30%
Base	$	34,922	—
-100	$	34,797	-0.36%

*This table illustrates the estimated change in our net interest income over the next 12 months from June 30, 2017, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that we might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events, but is used as a tool for measuring potential risk. For additional information, including the various assumptions used in this modeling, see the Form 10-Q for the quarter ended June 30, 2017. In an effort to protect against rising interest rates, we entered into an interest rate swap agreement in the fourth quarter of 2016. Refer to our 2016 Form 10-K for details.

Asset Quality







First Financial Northwest, Inc.

Nonperforming Loans & Assets



Note: Total Delinquent (>30 days) Loans
EOP Q3 2017 $84,000
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.92%
6.25%
5.76%
5.41%
4.78%
4.63%
4.01%
3.46%
3.21%
2.79%
2.44%
1.85%
Includes TDRs as reported by SNL Financial
0.20%
1.13%
0.39%
0.86%
0.36%
0.72%
0.35%
0.68%
0.16%
0.48%
0.14%
0.47%
0.14%
0.34%
0.12%
0.32%
0.10%
0.31%
0.07%
0.27%
0.07%
0.22%
0.02%
0.17%
2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

First Financial Northwest, Inc.

Historical Industry Annual Loan Net Charge-Off Rates

by Loan Type, without Credit Cards



Historical Annual Loan Net Charge-Off Rates
by Loan Type (without Credit Cards)
6%
0%
C&D loan net charge-off
histories more than
double other loan types
Cumulative charge-off %'s ~
Expected Loss %
8.3% for thrift crisis
15.0% for financial crisis
3.1%
3.0%
2.2%
1.9%
1.6%
1.8%
5.8%
5.7%
3.5%
2.9%
2.7%
1.3%
1.3%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Multi-Family
CRE Loans
C&I Loans
C&D Loans
HELOCs

Source: Compiled for the Western Independent Bankers 2016 Directors Conference from FDIC Quarterly Banking Profile statistics


KEEFE, BRUYETTE & WOODS
Specialists in Financial Services
North America Equity Research
October 27, 2017
First Financial Northwest, Inc. (FFNW) | Market Perform
Little Change to EPS Post 3Q17
SANDLER O'NEILL + PARTNERS
Company Note
First Financial Northwest, Inc.
NASDAQ: FFNW - $17.26
October 30, 2017
3Q17 EPS Fall Short, but The Outlook is Still Good
D|A|DAVIDSON
INSTITUTIONAL EQUITY RESEARCH
First Financial Northwest, Inc.
October 27, 2017
FFNW * - NASDAQ
Buying Scale Via Both Loans and Branches.
Adjusting Estimates, Maintaining NEUTRAL Rating and $18 Target.
FIG Partners
Company Update
FFNW-First Financial Northwest, Inc.
Renewed Buyback Removes Another 12% From Share Count, Boosts EPS $0.04 In 2017

Stock Performance

FFNW Ownership Summary

Approximately 44% Institutional Ownership

Top 20 Institutions	Position	Pos Chg	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	934,781	0	8.47%	15,078,018	06-30-2017	13F
Renaissance Technologies LLC	707,700	-23,400	6.41%	11,415,201	06-30-2017	13F
BlackRock Institutional Trust Company, N.A.	379,862	60,334	3.44%	6,127,174	06-30-2017	13F
The Vanguard Group, Inc.	350,106	4,850	3.17%	5,647,210	06-30-2017	13F
Thomson Horstmann & Bryant, Inc.	323,747	-28,110	2.93%	5,222,039	06-30-2017	13F
Numeric Investors LLC	195,350	-30,029	1.77%	3,150,996	06-30-2017	13F
Context BH Capital Management, LP	167,698	5,599	1.52%	2,704,969	06-30-2017	13F
State Street Global Advisors (US)	141,105	-146	1.28%	2,276,024	06-30-2017	13F
Bridgeway Capital Management, Inc.	119,982	-150	1.09%	1,935,310	06-30-2017	13F
Clover Partners, L.P.	110,023	110,023	1.00%	1,774,671	06-30-2017	13F
Deutsche Asset Management Americas	92,088	-27,460	0.83%	1,485,379	06-30-2017	13F
Northern Trust Investments, Inc.	85,152	1,848	0.77%	1,373,502	06-30-2017	13F
Morgan Stanley & Co. LLC	81,188	11,448	0.74%	1,309,562	06-30-2017	13F
PanAgora Asset Management Inc.	72,035	1,175	0.65%	1,161,925	06-30-2017	13F
Geode Capital Management, L.L.C.	60,955	-1,563	0.55%	983,204	06-30-2017	13F
Invesco PowerShares Capital Management LLC	53,814	-26,959	0.49%	868,020	06-30-2017	13F
Millennium Management LLC	52,556	-29,701	0.48%	847,728	06-30-2017	13F
LSV Asset Management	48,912	48,912	0.44%	788,951	06-30-2017	13F
Arrowstreet Capital, Limited Partnership	47,493	-17,279	0.43%	766,062	06-30-2017	13F
Hillsdale Investment Management Inc.	46,200	0	0.42%	745,206	06-30-2017	13F

Top 10 Insiders	Position	Pos Chg	% O/S	Mkt Val	Date	Source
First Financial Northwest, Inc. ESOP	1,244,648	0	11.27%	19,516,081	04-18-2017	Proxy
First Financial Northwest Foundation	1,050,000	0	9.51%	16,464,000	04-18-2017	Proxy
Lee Joann E	95,604	-6,619	*	1,539,224	08-08-2017	Form 4
Faull Gary F	84,877	1,739	*	1,464,128	06-14-2017	Form 4
Soh Simon	34,171	-1,878	*	603,118	10-18-2017	Form 4
Kiley Joseph W III	25,000	-4,250	*	406,000	09-19-2017	Form 4
Clariza Ronnie J	17,430	3,117	*	298,576	11-29-2016	Form 4
Jacobson Richard P	15,500	-2,200	*	256,835	07-17-2017	Form 4
Stevens Daniel L	6,581	1,739	*	113,522	06-14-2017	Form 4
Padrick Kevin	4,081	1,739	*	70,397	06-14-2017	Form 4

*Less than 2% of shares outstanding

Source: Nasdaq
Note: Most recent available data as of 11/1/2017.

Total Return – FFNW vs. KRX

12/31/2012 to 10/30/2017

FFNW Outperforms KRX


200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
143%
120%

Source: SNL Financial; Bloomberg
Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.
Note II: The total return of the KRX is calculated by using the price change of the KBW Regional Banking Total Return Index (KRXTR).

FFNW Historical Share Repurchase Program:



Discount to Book Value
Discount to VWAP
2013
Total Shares Rep.: 2,728,018
Total Shares Rep. / ADTV: 47.9x
2014
Total Shares Rep.: 1,594,033
Total Shares Rep. / ADTV: 34.4x
2015
Total Shares Rep.: 1,521,817
Total Shares Rep. / ADTV: 38.5x
2016
Total Shares Rep.: 2,864,389
Total Shares Rep. / ADTV: 64.7x
2017 YTD
Total Shares Rep.: 313,200
Total Shares Rep. / ADTV: 9.8x
Shares Repurchased (mm)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Stock Price
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17
Cumulative Shares Repurchased
Additional Shares Repurchased
Stock Price

2013	Q2	Q3	Q4
Shares Rep. (mm)	1.655	0.502	0.572
Rep. Price	$9.97	$10.71	$10.88
P / (D) to Q. VWAP	3.5%	0.4%	2.0%
Price / TBVPS	0.92x	0.97x	0.97x

2014	Q2	Q3	Q4
Shares Rep. (mm)	0.993	0.274	0.327
Rep. Price	$10.90	$10.91	$11.40
P / (D) to Q. VWAP	2.2%	1.5%	0.1%
Price / TBVPS	0.94x	0.93x	0.95x

2015	Q1	Q2	Q3	Q4
Shares Rep. (mm)	0.268	0.397	0.403	0.454
Rep. Price	$12.00	$11.95	$12.37	$12.54
P / (D) to Q. VWAP	(1.2%)	(1.5%)	(0.1%)	(2.8%)
Price / TBVPS	0.99x	0.98x	1.00x	1.01x

2016	Q1	Q2	Q3	Q4
Shares Rep. (mm)	0.314	0.122	1.432	0.996
Rep. Price	$13.36	$13.42	$14.00	$14.51
P / (D) to Q. VWAP	(0.1%)	1.4%	1.6%	(12.2%)
Price / TBVPS	1.07x	1.06x	1.10x	1.15x

2017	Q2	Q3
Shares Rep. (mm)	0.023	0.291
Rep. Price	$15.93	$15.99
P / (D) to Q. VWAP	(1.3%)	(2.0%)
Price / TBVPS	1.23x	1.24x

Note: Quarterly volume-weighted average price ("VWAP") calculation includes all trading days during the quarter indicated.

Source: SNL Financial and Company documents as of 9/30/2017.

New Stock Repurchase Program

- Effective on May 30, 2017, and expiring on or before November 30, 2017
- Authorizes repurchase of up to 1,100,000 shares of the Company's common stock, or 10% of its outstanding shares, up to $15 million
- 313,200 shares repurchased under current plan at an average price of $15.99 per share

Strategic Initiatives











Strategic Initiatives

ONGOING

- Effectively deploy capital and lower cost of funds by evaluating the following:
  - Organic growth
  - Acquisition of earning assets, branches, or whole bank(s)
- Continue to develop an efficient deposit gathering strategy by embracing technology to continue diversifying deposit composition
- De Novo Branch Expansion – Mill Creek office opened Q3 2015; Edmonds office, Q1 2016; The Renton Landing, Q3 2016; Bellevue office, Q2 2017; and Bothell office expected to open in Q1 2018.
- Acquisition of four strategically located branches from Opus Bank closed on August 25, 2017.
- Regulatory relations – Semi-annual updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB (Quarterly)

Strategic Initiatives

Aircraft Lending Launched in 2017

RECENT

Prospective Market Niches

Areas under consideration to diversify portfolio and broaden growth opportunities for Bank within current risk tolerance levels.

1) Aircraft Lending

- Indirect lending via the Aircraft Owners and Pilots Association (AOPA) Aviation Finance Company and direct lending nationwide.
- Primarily commercial loans to individuals (pilots) and businesses using aircraft for transportation.
- Lending based upon a predominantly asset centered model on very specific type/model of aircraft proven/historically to maintain value.
- Strategic growth and greater stability with asset and geographic diversification, as well as leading to other lending and deposit opportunities.

Strategic Initiatives

Supplement Pacific Northwest Organic Loan Growth

RECENT

Prospective Market Niches (continued)

2) Participations & Whole Loans Purchases

- Loans would include those with underlying collateral within areas of Washington State outside our primary market area or in other states.
- Sellers would be reviewed for experience, financial standing, regulatory matters, etc.
- Closed $30 million (eight loans) CRE Portfolio in Q1 2016, $20 million (five loans) in Q2 2016, and an $8 million loan in Q3 2016, (whole loan purchases), and participations totaling $6.5 million (2 loans); located in AZ, CA, CO, OR, UT, and WA. The property types are Multifamily, Mini-storage, Retail, and Office.
- Participations purchased during Q1 and Q2 2017 totaled $23.3 million, comprised of CRE loans in Washington and California.
- Purchased $52.4 million in loans in Q3 2017, including $46.4 million in multifamily loans located in WA, OR and CA, $2.8 million in one-to-four family residential in CA, and $3.2 million in aircraft loans.

Community Involvement

Bankers Care
You Can Bank On Us

Community Reinvestment is a Top Priority


KOMO abc 4
KOMO abc 4
First Financial Northwest Bank
DATE: September 30
PAY TO THE ORDER OF: NW Harvest
$2,000.00
AMOUNT: Two Thousand & 00/100
DOLLARS
Bankers Care 2016
MEMO:
AUTHORIZED SIGNATURE

Top 10 CRA Hour Recipients

Organization
Renton High School / Renton School District
Junior Achievement
United Way
Habitat for Humanity – South King County
Renton Area Youth & Family Services (RAYS)
YWCA
Everett Community College Youth Re-Engagement (U3) Program
Chinese Information and Service Center
Renton Kiwanis Clothes Bank
Peace for Streets by Kids from the Streets

- Helps Bank meet CRA requirements
- All employees have CRA hours tied to Incentive Payout
- 10.4 average CRA qualified hours per employee in 2016

"Dress Down for Charity" Program Gives Employees Opportunity to Wear Casual Dress on Friday by Donating to a Designated Charity


WELCOME TO
RENTON
XLVIII
CHAMPIONS
HOME OF THE
SEATTLE
SEAHAWKS

Thank You!